                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                        ------------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 31, 1996



                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1996-1
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            (Exact name of registrant as specified in its charter)

     Delaware                        01-08916                  41-1807858
---------------------------    ----------------------      ---------------------
(State or other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 1.      Changes in Control of Registrant.
-------      --------------------------------

             Not applicable.

ITEM 2.      Acquisition or Disposition of Assets.
-------      ------------------------------------

             Not applicable

ITEM 3.      Bankruptcy or Receivership.
-------      --------------------------

             Not applicable

ITEM 4.      Changes in Registrant's Certifying Accounting.
-------      ---------------------------------------------

             Not applicable

ITEM 5.      Other Events.
-------      ------------

             On January 31, 1996, the Registrant sold approximately $398,766,753 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996-1, evidencing beneficial ownership interests in a trust consisting of a pool of manufactured housing installment sale contracts and installment loan agreements and certain related property conveyed by Green Tree Financial Corporation.

ITEM 6.      Resignations of Registrant's Directors.
-------      --------------------------------------

             Not applicable

ITEM 7.      Financial Statements and Exhibits.
-------      ---------------------------------

             (a)    Financial statements of businesses acquired.

                    Not applicable

             (b)    Pro forma financial information.

                    Not applicable

          (c)    Exhibits.

                 The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                 Exhibit No.             Description
                 -----------             -----------

                        4.1 Pooling and Servicing Agreement between Green Tree Financial
                                         Corporation, as Seller and Servicer,
                                         and Norwest Bank Minnesota, National
                                         Association, as Trustee, dated as of
                                         January 1, 1996, relating to
                                         Manufactured Housing Contract
                                         Senior/Subordinate Pass-Through
                                         Certificates, Series 1996-1



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 1996                  GREEN TREE FINANCIAL CORPORATION
                                         as originator of Manufactured
                                         Housing Contract Senior/Subordinate
                                         Pass-Through Certificate Trust 1996-1


                                         By: /s/ John W. Brink
                                             ---------------------------
                                             John W. Brink
                                             Executive Vice President
                                             and Chief Financial Officer

                                       3
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INDEX TO EXHIBITS

Exhibit
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Number                                                                 Page
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




4.1          Pooling and Servicing Agreement between Green                5
             Tree Financial Corporation, as Seller and
             Servicer, and Norwest Bank Minnesota, National
             Association, as Trustee, dated as of January 1,
             1996, relating to Manufactured Housing Contract
             Senior/Subordinate Pass-Through Certificates,
             Series 1996-1

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